                             LETTER OF TRANSMITTAL


                       EXCHANGE OFFER FOR ALL OUTSTANDING
                           6.95% DEBENTURES DUE 2028
                                       OF
                          TIME WARNER COMPANIES, INC.
                    FULLY AND UNCONDITIONALLY GUARANTEED BY
                                TIME WARNER INC.
                                      AND
                        TURNER BROADCASTING SYSTEM, INC.
               PURSUANT TO THE PROSPECTUS DATED FEBRUARY 13, 1998



 THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON MARCH 30, 1998, UNLESS EXTENDED (THE 'EXPIRATION DATE'). TENDERS MAY BE WITHDRAWN PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.


             DELIVERY TO: THE CHASE MANHATTAN BANK, EXCHANGE AGENT

              By Mail, Hand or Overnight Courier                                Facsimile Transmission Number
                       55 Water Street                                                (212) 638-7375 or
                   Room 234, North Building                                             (212) 344-9367
                      New York, NY 10041                                                (FOR ELIGIBLE
                  Attention: Carlos Esteves                                           INSTITUTIONS ONLY)
                  (IF BY MAIL, REGISTERED OR                                         Confirm by Telephone
                 CERTIFIED MAIL RECOMMENDED)                                            (212) 638-0828

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE,
         OR TRANSMISSION OF INSTRUCTION VIA FACSIMILE OTHER THAN AS SET
               FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated February 13, 1998 (the 'Prospectus'), of Time Warner Companies, Inc., a Delaware corporation ('TWC'), and this Letter of Transmittal (the 'Letter'), which together constitute TWC's offer (the 'Exchange Offer') to exchange an aggregate principal amount of up to $500,000,000 of its 6.95% Debentures Due 2028 (the 'Exchange Debentures'), for a like principal amount of its issued and outstanding 6.95% Debentures Due 2028 (the 'Outstanding Debentures') with the holders thereof. The Exchange Debentures will be unconditionally guaranteed by Time Warner Inc. and Turner Broadcasting System, Inc.


     For each Outstanding Debenture accepted for exchange, the holder of such Outstanding Debenture will receive an Exchange Debenture having a principal amount equal to that of the surrendered Outstanding Debenture. Interest on the Exchange Debentures will accrue from the last interest payment date on which interest was paid on the Outstanding Debentures surrendered in exchange therefor, or if no interest has been paid on the Outstanding Debentures, from January 12, 1998. Holders of Outstanding Debentures whose Outstanding Debentures are accepted for exchange will not receive any payment in respect of interest on such Outstanding Debentures otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer. Consequently, holders who tender their Outstanding Debentures for Exchange Debentures will receive the same interest payment on July 15, 1998 (the first interest payment date with respect to the Outstanding Debentures and the Exchange Debentures) that they would have received had they not accepted the Exchange Offer.

     This Letter is to be completed by a holder of Outstanding Debentures either if certificates are to be forwarded herewith or if a tender of certificates for Outstanding Debentures, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the 'Book-Entry Transfer

Facility') pursuant to the procedures set forth in 'The Exchange
Offer -- Book-Entry Transfer' section of the Prospectus and an Agent's Message is NOT delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term 'Agent's Message' means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter and that TWC may enforce this Letter against such participant.

     Holders of Outstanding Debentures whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Debentures into the Exchange Agent's account at the Book-Entry Transfer Facility (the 'Book-Entry Confirmation') and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Debentures according to the guaranteed delivery procedures set forth in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.
     List below the Outstanding Debentures to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Debentures should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF OUTSTANDING DEBENTURES
------------------------------------------------------------------------------------------------------------------------------
                                                                                         1               2               3
------------------------------------------------------------------------------------------------------------------------------
                                                                                                     AGGREGATE
                                                                                                     PRINCIPAL
                                                                                                     AMOUNT OF       PRINCIPAL
                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                    CERTIFICATE     OUTSTANDING        AMOUNT
                           (PLEASE FILL IN, IF BLANK)                                NUMBER(S)*     DEBENTURE(S)      TENDERED
------------------------------------------------------------------------------------------------------------------------------

                                                                                   -------------------------------------------

                                                                                   -------------------------------------------

                                                                                   -------------------------------------------
                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------
  * Need not be completed if Outstanding Debentures are being tendered by book-entry transfer.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Debentures represented by the Outstanding Debentures indicated in column 2. See Instruction 2. Outstanding Debentures tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
------------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING DEBENTURES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________
    Account Number ________________________ Transaction Code Name ______________

     By crediting the Outstanding Debentures to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ('ATOP') and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated message (an 'Agent's Message') in which the holder of the Outstanding Debentures acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Outstanding Debentures all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[ ] CHECK HERE IF TENDERED OUTSTANDING DEBENTURES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________
    Window Ticket Number (if any) ______________________________________________
    Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution which guaranteed delivery ______________________________ IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Account Number ___________________________ Transaction Code Name ___________
[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________
    Address: ___________________________________________________________________
             ___________________________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Outstanding Debentures not exchanged and/or Exchange Debentures are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Outstanding Debentures delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

   Issue: Exchange Debentures and/or Outstanding Debentures to:

   Name(s) __________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   __________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   Address __________________________________________________________________
   __________________________________________________________________________
                                   (ZIP CODE)
                         (COMPLETE SUBSTITUTE FORM W-9)

   [ ] Credit unexchanged Outstanding Debentures delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

   __________________________________________________________________________
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)


-------------------------------------------------------------------------------


                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Outstanding Debentures not exchanged and/or Exchange Debentures are to be sent to someone other than the person or persons whose signature(s) appear(s) on this letter above or to such person or persons at an address other than shown in the box entitled 'Description of Outstanding Debentures' on this Letter above.

   Mail: Exchange Debentures and/or Outstanding Debentures to:

   Name(s) __________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   __________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   Address __________________________________________________________________
   __________________________________________________________________________
                                   (ZIP CODE)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING DEBENTURES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

Dated: ___________________ , 1998

X _______________________________           _____________________________ , 1998

X _______________________________           _____________________________ , 1998
      SIGNATURE(S) OF OWNER                             DATE

Area Code and Telephone Number _________________________________

If a holder is tendering any Outstanding Debentures, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Debentures or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): _______________________________________________________

         _______________________________________________________
                        (PLEASE TYPE OR PRINT)

Capacity: ______________________________________________________

Address: _______________________________________________________

         _______________________________________________________
                         (INCLUDING ZIP CODE)

                        SIGNATURE OF GUARANTEE
                    (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution: _______________________________________
                                (AUTHORIZED SIGNATURE)

________________________________________________________________
                           (TITLE)

________________________________________________________________
                        (NAME AND FIRM)

Dated: ___________________________________________________, 1998

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to TWC the aggregate principal amount of Outstanding Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, TWC all rights, title and interest in and to such Outstanding Debentures as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Debentures tendered hereby and that TWC will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by TWC. The undersigned hereby further represents that any Exchange Debentures acquired in exchange for Outstanding Debentures tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Debentures, whether or not such person is the undersigned, that neither the holder of such Outstanding Debentures nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Debentures and that neither the holder of such Outstanding Debentures nor any such other person is an 'affiliate,' as defined in Rule 405 under the Securities Act of 1933, as amended (the 'Securities Act'), of TWC, TWI or TBS.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the 'Commission') that the Exchange Debentures issued in exchange for the Outstanding Debentures pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an 'affiliate' of TWC within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Debentures are acquired in the ordinary course of such holders' business and such holders have no arrangements with any person to participate in the distribution of such Exchange Debentures. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Debentures. If the undersigned is a broker-dealer that will receive Exchange Debentures for its own account in exchange for Outstanding Debentures, it represents that the Outstanding Debentures to be exchanged for the Exchange Debentures were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an 'underwriter' within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by TWC to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in 'The Exchange Offer -- Withdrawal of Tenders' section of the Prospectus.

     Unless otherwise indicated herein in the box entitled 'Special Issuance Instructions' above, please deliver the Exchange Debentures (and, if applicable, substitute certificates representing Outstanding Debentures for any Outstanding Debentures not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Debentures, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled 'Special Delivery Instructions' above, please send the Exchange Debentures (and, if applicable, substitute certificates representing Outstanding Debentures for any Outstanding Debentures not exchanged) to the undersigned at the address shown above in the box entitled 'Description of Outstanding Debentures.'

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED 'DESCRIPTION OF OUTSTANDING DEBENTURES' ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
                       FOR THE 6.95% DEBENTURES DUE 2028
  IN EXCHANGE FOR THE 6.95% DEBENTURES DUE 2028 OF TIME WARNER COMPANIES, INC.

1. DELIVERY OF THIS LETTER AND DEBENTURES; TENDER BY BOOK-ENTRY TRANSFER IN LIEU OF THIS LETTER; GUARANTEED DELIVERY PROCEDURES.

     This letter is to be completed by debentureholders either if (1) certificates are to be forwarded herewith or (2) tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in 'The Exchange Offer -- Book-Entry Transfer' section of the Prospectus and an Agent's Message is NOT delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term 'Agent's Message' means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that TWC may enforce the Letter of Transmittal against such participant.

     Certificates for all physically tendered Outstanding Debentures, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or an Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Debentures tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Debentureholders whose certificates for Outstanding Debentures are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Debentures pursuant to the guaranteed delivery procedures set forth in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to Midnight, New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by TWC (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Debentures, the certificate number of numbers of such Outstanding Debentures and the principal amount of Outstanding Debentures tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ('NYSE') trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Debentures, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or a facsimile thereof or an Agent's Message in lieu thereof), with any required signature guarantees and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Debentures, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or a facsimile thereof or an Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Outstanding Debentures and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Outstanding Debentures are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to midnight, New York City time, on the Expiration Date.

     See 'The Exchange Offer' section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO DEBENTUREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the Outstanding Debentures evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Debentures to be tendered in the box above entitled 'Description of Outstanding Debentures -- Principal Amount Tendered.' A reissued certificate representing the balance of nontendered Outstanding Debentures will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OUTSTANDING DEBENTURES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Outstanding Debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate without any change whatsoever.

     If any tendered Outstanding Debentures are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Outstanding Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Outstanding Debentures specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Debentures are to be issued, or any untendered Outstanding Debentures are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administration, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by TWC, proper evidence satisfactory to TWC of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING DEBENTURES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICER OR CORRESPONDENT IN THE UNITED STATES (AN 'ELIGIBLE INSTITUTION').

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING DEBENTURES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OUTSTANDING DEBENTURES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING DEBENTURES) WHO HAS NOT COMPLETED THE BOX ENTITLED 'SPECIAL ISSUANCE INSTRUCTIONS' OR 'SPECIAL DELIVERY INSTRUCTIONS' ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Outstanding Debentures should indicate in the applicable box the name and address to which Exchange Debentures issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Debentures not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Debentureholders tendering Outstanding Debentures by book-entry transfer may request that Outstanding Debentures not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Outstanding Debentures not exchanged will be returned to the name or address of the person signing this Letter.

5. TRANSFER TAXES.

     TWC will pay all transfer taxes, if any, applicable to the transfer of Outstanding Debentures to it or its order pursuant to the Exchange Offer. If however, Exchange Debentures and/or substitute Outstanding Debentures not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Debentures tendered hereby, or if tendered Outstanding Debentures are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Debentures to TWC or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING DEBENTURES SPECIFIED IN THIS LETTER.

6. WAIVER OF CONDITIONS.

     TWC reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7. NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Debentures, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Outstanding Debentures for exchange.

8. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING DEBENTURES.

     Any holder whose Outstanding Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.